TIFF Investment Program (“TIP”)
Supplement Dated April 30, 2021
to the TIP Prospectus dated April 30, 2021, As Supplemented April 30, 2021, the TIFF Short-Term Fund Summary Prospectus Dated April 30, 2021
and the TIP Statement of Additional Information Dated April 30, 2021
This supplement provides new and additional information to the TIP prospectus dated April 30, 2021, as supplemented April 30, 2021, the TIFF Short-Term Fund Summary Prospectus dated April 30, 2021 (collectively, the “Prospectus”) and the TIP statement of additional information dated April 30, 2021.
On March 23, 2021, after considering the continuing very low-yield market environment for U.S. Treasury securities and the small size of the TIFF Short-Term Fund (the “Fund”), and the recommendation of the Fund’s investment adviser, TIFF Advisory Services, Inc. (the “Adviser”), and other relevant considerations, the Board of Trustees of TIP approved a Plan of Liquidation and Dissolution for the Fund pursuant to which the Fund will be liquidated (the “Liquidation”) on or about the earlier of (i) June 15, 2021 or (ii) the date on which all members not affiliated with the Adviser have redeemed their respective shares in the Fund (the “Liquidation Date”). Member approval of the Liquidation is not required.
Effective as of the close of the market on March 24, 2021, the Fund was closed to all new members and to new investments from existing members. Fund dividends and distributions that are automatically reinvested in Fund shares will continue to be permitted until the Liquidation Date.
The Fund will depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective.
Members may redeem their Fund investments as described in the Fund’s Prospectus at any time prior to the Liquidation Date.
On the Liquidation Date, shares of remaining members will be redeemed, and each such member will receive their proceeds from the Fund, subject to any required withholding. Liquidation proceeds will be wired to the member’s bank account of record according to the instructions on file, or if no instructions exist, a check will be mailed to the member’s address of record.
The Fund and its shareholders will bear ordinary operating costs, legal expenses related to the Liquidation, and any transaction costs in anticipation of the Liquidation.
If you have any questions, please contact Members Services at 1-610-684-8200.
Please keep this supplement for future reference.